Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Webdigs, Inc. (the “Company”) on Form 10-K for the fiscal year ended October 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert A. Buntz, Jr., Chief Executive Officer of the Company, and I, Edward Wicker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert A. Buntz, Jr.
Robert A. Buntz, Jr.
President and Chief Executive Officer
January 29, 2010

/s/ Edward Wicker
Edward Wicker
Chief Financial Officer
January 29, 2010

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Webdigs, Inc.

/s/ Robert A. Buntz, Jr.
Robert A. Buntz, Jr.
President and Chief Executive Officer
January 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name	Title	Date

/s/ Robert A. Buntz, Jr.	President, Chairman and Chief Executive Officer	January 29, 2010
Robert A. Buntz, Jr.	(Principal Executive Officer)

/s/ Edward Wicker	Chief Financial Officer	January 29, 2010
Edward Wicker	(Principal Financial and Accounting Officer)

/s/ Thomas Meckey	Vice President of Operations and Director	January 29, 2010
Thomas Meckey

	Director	January 29, 2010
Joseph Fox

/s/ Robert L. Lumpkins	Director	January 29, 2010
Robert L. Lumpkins

/s/ Donald Miller	Director	January 29, 2010
Donald Miller

	Director	January 29, 2010
Steven Sjoblad

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